Exhibit 10.2

Execution Version

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT to Third Amended and Restated Credit Agreement (this “Amendment”) is dated as of March 14, 2025 and is entered into by and among TREEHOUSE FOODS, INC., a Delaware corporation, as the Borrower (the “Borrower”), the Existing L/C Issuer party hereto, the Lenders party hereto (constituting majority of the Revolving Credit Lenders, the “Required RCF Lenders”), and BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its permitted successors in such capacity, the “Administrative Agent”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement referenced below.
RECITALS
WHEREAS, the Borrower is party to that certain Third Amended and Restated Credit Agreement dated as of January 17, 2025 (the “Existing Credit Agreement” and as amended by this Amendment, the “Credit Agreement”), by and among the Borrower, the financial institutions and lenders from time to time party thereto (the “Lenders”) and the Administrative Agent;
WHEREAS, the Borrower, the Existing L/C Issuer and the Lenders comprising the Required RCF Lenders party hereto, pursuant to and in accordance with clauses (i) and (v) of the second proviso to Section 10.01 of the Credit Agreement, desire to amend the Credit Agreement on the terms set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION 1.    AMENDMENTS
Upon the satisfaction of the conditions to effectiveness set forth in Section 2 below, the parties hereto agree that the Existing Credit Agreement shall be amended by:
(a)amending and restating the defined term “Existing Letters of Credit” in Section 1.01 of the Existing Credit Agreement in its entirety as follows:
“Existing Letters of Credit” means the Letters of Credit set forth on Schedule 1.02 (in each case, until (x) terminated, returned or replaced, or (y) cash collateralized or backstopped in conformity with Section 2 of Schedule 6.17 or as otherwise agreed by the Borrower and the Existing L/C Issuer, in each case, subject to written notice (including by email) to the Administrative Agent jointly delivered by the Borrower and the Existing L/C Issuer).
SECTION 2.    EFFECTIVENESS
The Amendment shall be effective on the date on which the Administrative Agent shall have received counterparts of this Amendment executed by each of the Borrower, the Administrative Agent, the Existing L/C Issuer and the Required RCF Lenders.
SECTION 3.    REPRESENTATIONS AND WARRANTIES
The Borrower represents and warrants to Administrative Agent and the Lenders party hereto, as of the date hereof, both before and after giving effect to this Amendment, that:
US-DOCS\157811187.8

(a)The Borrower is duly organized or formed, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and the other Loan Documents.
(b)The execution, delivery and performance by the Borrower of this Amendment are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action, and do not and will not (a) require any consent or approval of or action by or in respect of, or registration or filing with, any Governmental Authority, agency or official, except such as have been obtained or made and are in full force and effect, (b) contravene the terms of any of the Borrower’s Organization Documents; (c) conflict with or result in any material breach or contravention of, or the creation of any Lien under (other than Liens permitted by clause (a) of Section 7.01 of the Credit Agreement), or require any payment to be made under any material Contractual Obligation to which the Borrower is a party or affecting the Borrower or its properties or any of its Restricted Subsidiaries; (d) violate any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (e) violate any applicable Law in any material respect; except in each case referred to in clause (c), (d) or (e), for any such conflict or violation that would not reasonably be expected to have a Material Adverse Effect.
(c)This Amendment has been duly executed and delivered by the Borrower. This Amendment constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting the enforcement of creditors rights generally or by general principles of equity.
(d)On the date hereof, each representation and warranty set forth in Article V of the Credit Agreement is true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent relating solely to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects as of such earlier date).
(e)No Default or Event of Default shall have occurred and be continuing or would result therefrom.
SECTION 4.    MISCELLANEOUS
4.1    Limitation of Amendment.
Except as expressly modified hereby, the Credit Agreement shall continue in effect in accordance with its terms. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Loan Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as modified by this Amendment and nothing herein can or may be construed as a novation thereof. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and from and after the date hereof, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as modified by this Amendment.
US-DOCS\157811187.8

4.2    Applicable Law.
THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.3    Jurisdiction; Waiver of Jury Trial.
The provisions of Sections 10.14 and 10.15 of the Credit Agreement pertaining to submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial are hereby incorporated by reference herein, mutatis mutandis.
4.4    Expenses; Indemnity; Damage Waiver.
The provisions of Section 10.04 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
4.5    Severability.
If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 4.5, if and to the extent that the enforceability of any provisions in this Amendment relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the applicable L/C Issuer or the Swing Line Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited.
4.6    Counterparts; Integration.
This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment.
[Remainder of this page intentionally left blank.]
US-DOCS\157811187.8

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
BORROWER:

TREEHOUSE FOODS, INC.

By: /s/ Michael Kim

Name: Michael Kim
Title: Vice President and Treasurer

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:        /s/ Bridgett J. Manduk Mowry

Name: Bridgett J. Manduk Mowry
Title: Vice President EXISTING L/C ISSUER:
BANK OF MONTREAL

By:

Name:
Title:

By:

Name:
Title:

LENDERS:
[LENDERS]

By:

Name:
Title:

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:
Title:
EXISTING L/C ISSUER:
BANK OF MONTREAL

By:    /s/ Jonathan Sarmini

Name: Jonathan Sarmini
Title: Director

By:    /s/ Benjamin Suissa

Name: Benjamin Suissa
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:
Title:

EXISTING L/C ISSUER:
BANK OF MONTREAL

By:

Name:
Title:

By:

Name:
Title:

LENDERS:
BANK OF AMERICA, N.A., as

Swing Line Lender, an L/C Issuer and a Lender

By: /s/ John Dorost

Name: John Dorost
Title: Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:
Title:

EXISTING L/C ISSUER:

BANK OF MONTREAL

By:

Name:
Title:

By:

Name:
Title:

LENDERS:

Associated Bank, as a Lender

By:        /s/ Drew Lear

Name: Drew Lear
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:
Title:
EXISTING L/C ISSUER:
BANK OF MONTREAL

By:

Name:
Title:

By:

Name:
Title:

LENDERS:
Compeer Financial, PCA

By:    /s/ Mike C. Hawkins

Name: Mike C. Hawkins
Title: Directors, Capital Markets

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:
Title:
EXISTING L/C ISSUER:
BANK OF MONTREAL

By:

Name:
Title:

By:

Name:
Title:

LENDERS:
CAPITAL ONE, NATIONAL ASSOCIATION

By:        /s/ Marta Jedrzejowski

Name: Marta Jedrzejowski
Title: Duly Authorized Signatory

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

LENDERS:
Citizens Bank, N.A.

By:        /s/ Kelly Hamrick

Name: Kelly Hamrick
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

LENDERS:
COÖPERATIEVE RABOBANK U.A., NEW
YORK BRANCH,

By:        /s/ Michael Falter

Name: Michael Falter
Title: Managing Director

By:    /s/ Regan Rybarczyk

Name: Regan Rybarczyk
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:     /s/ Rohan Bhatia
Name: Rohan Bhatia
Title: Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

LENDERS:

TRUIST BANK

By:        /s/ Tesha Winslow

Name: Tesha Winslow
Title: Director

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

LENDERS:
FARM CREDIT CANADA

By:        /s/ Abdullah Shaikh

Name: Abdullah Shaikh
Title: Sr. Corporate & Commercial Credit Manager

For Lenders that require an additional signature:

By:

Name:
Title:

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

LENDERS:

Fifth Third Bank, National Association

By:         /s/ Michael L. Laurie
Name: Michael L. Laurie
Title: Senior Vice President

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]

LENDERS:

CoBank FCB

By:         /s/ Jasmeet Minhas
Name: Jasmeet Minhas
Title: Vice President - Lead RM - CABG

For Lenders that require an additional signature:

By:
Name:
Title:

[Signature Page to First Amendment to Third Amended and Restated Credit Agreement]